NASDAQ: FBIZ Earnings Release Supplement Fourth Quarter 2025

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward‐looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, inflation, economic downturn, labor shortages, wage pressures, and the adverse effects of public health events on the global, national, and local economy; (ii) Uncertainty created by potential federal government actions relating to the authority of regulatory agencies (including bank regulators), international trade policy, and other significant matters;(iii) Competitive pressures among depository and other financial institutions nationally and in our markets; (iv) Increases in defaults by borrowers and other delinquencies; (v) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems; (vi) Fluctuations in interest rates and market prices; (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries; (viii) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations; (ix) Fraud, including client and system failure or breaches of our network security, including our internet banking activities; (x) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. (xi) Ongoing volatility in the banking sector may result in new legislation, regulations or policy changes that could subject the Corporation and the Bank to increased government regulation and supervision, (xii) the proportion of the Corporation’s deposit account balances that exceed FDIC insurance limits may expose the Bank to enhanced liquidity risk, and (xiii) The Corporation may be subject to increases in FDIC insurance assessments. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10‐K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward‐looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward‐looking statement includes a statement of the assumptions or bases underlying such forward‐looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward‐looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward‐looking statements. Forward-Looking Statements

Highlights Q4 2025 Full Year PTPP Earnings +15% Continued loan and deposit growth and diversified fee income sources drove 15% annual growth in pre-tax, pre-provision earnings and 14% annual growth in net income. Efficiency 56.61% Efficiency ratio improved to 56.61%. Efficiency ratio for the full year was 58.78% compared to 60.61% for 2024, producing positive operating leverage for the fourth consecutive year. Loans +5% Loans grew 4.6% annualized from the linked quarter and 8.4% year-over-year. Loan growth was muted by elevated payoffs in the second half of 2025 Core Deposits +12% NIM 3.53% Included a 10 bp impact of non-accrual interest reversals in the quarter. Net interest margin was 3.63% excluding this item, compared to 3.68% in the linked quarter, reflecting effective match funding strategy and pricing discipline. Dividend +17% Quarterly cash dividend was increased 17%, to $0.34 per share, marking the 14th consecutive annual increase. TBVPS +16% Tangible book value per share grew 15.9% annualized from the linked quarter and 13.7% from Q4 2024. Core deposits grew 12.5% annualized from the linked quarter and 11.5% from Q4 2024. Core deposit funding mix improved to 74.7% from 71.5% in the linked quarter.

Track Record of Superior Growth 2025 EPS grew 14% over 2024, exceeding our long-term, annual goal of 10% earnings growth, even after following a robust year of 20% EPS growth in 2024 History of double-digit annual growth reflects long-term success in achieving: Steady and consistent balance sheet expansion Diversified revenue streams Efficient investment and expense management Favorable asset quality History of double-digit Long-term EPS growth, Outperforming peers Note: Peer group defined as publicly‐traded banks with total assets between $1.75 billion and $7 billion.

Relationship Banking Key to Success Deposit‐centric sales strategy led by treasury management sales teams located in all bank markets with direct production and outside calling goals Bankers trained and incented to fund their loan production with deposit growth goals Goal is 10% annual deposit and loan growth Total payoffs in 2025 exceeded 2024 levels by almost $70 million Full year 2025 total loan growth was 11% when normalized for the above-average payoffs Niche lending businesses provide support across various economic cycles core deposit growth supports loan growth +12% LQA +11% YOY +5% LQA +8% YOY

Diversified Lending Growth Continuing To Grow Higher-Yielding C&I PORTFOLIO 3-Year Loan CAGR C&I = 18% CRE & Other = 10%

Strong and Resilient Net Interest Margin Represents $892,000 of non-accrual interest reversals in Q4. Wholesale funding defined as brokered CDs and non‐reciprocal interest‐bearing transaction accounts plus FHLB advances. Note: Peer group defined as publicly‐traded bank with total assets between $1.75 billion and $7 billion. Peer data not yet available for 4Q25. MATCH FUNDING STRATEGY SUPPORTS Long-term NIM stability Included a 10bp impact of non-accrual interest reversals

Disciplined Interest Rate Risk Management FLOATING RATE PORTFOLIO Floating portfolio is predominantly indexed to SOFR, which aligns with the Bank’s SOFR‐indexed and managed rate non‐maturity deposit portfolio. 60% of portfolio as of 12/31/25: METHODICAL APPROACH Typically individually match‐fund loans with maturities over 5 years and amounts greater than $5MM. Portfolio match‐funding in various terms against the fixed‐rate loan portfolio with maturities under 5 years and amounts less than $5MM. ~$10‐$25 million of monthly wholesale funding maturities to effectively manage the liquidity requirements of the match‐funding strategy. Loans Deposits SOFR: $1.560 B SOFR: $792 MM Prime: $440 MM Managed rate, non‐maturity: $1.217 B TOTAL = $2.000 B TOTAL = $2.009 B FIXED RATE PORTFOLIO Wholesale funding used to match maturities and cash flows on long‐term fixed rate loans. This locks in interest rate spread and maintains greater stability in net interest margin. 40% of portfolio as of 12/31/25

Operating Revenue Highlights Continued strong revenue supported by: Robust loan and deposit growth Strong and stable net interest margin Diverse sources of non‐interest income, including service fees from our Private Wealth Management business, which comprised 46% of YTD total non‐interest income Strategic investments drive growth while maintaining positive long‐term operating leverage 1. Operating Revenue is a non-GAAP measurement. Refer to the non-GAAP reconciliation schedule section of the Company’s Q4 earnings release.. Balanced and Steady Growth DIVERSIFIED REVENUE SOURCES Operating Revenue1 +10% YOY

FBIZ’s average loss rate since 2005 is approximately one-third of industry rate *Industry reflects all FDIC-insured depositories Source: FDIC.gov Superior Credit Experience Across Cycles Deep client relationships, strong underwriting, and niche lending expertise Loan growth that is C&I focused and diversified, including niche lending businesses that provide support across various economic cycles Historical loss experience is favorable to industry

Performing Portfolio Remains Strong and Stable RECENT AND FIVE-YEAR TRENDS REFLECT CONSISTENT STRENGTH OF PORTFOLIO For more detailed definitions of credit quality categories, see the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2025. As of 12/31/25, 92% of the loan portfolio was classified in category I(1) and 99% of loans were current Performing Loans - Annual 2021 2022 2023 2024 2025 Current 99.9% 99.9% 99.9% 99.3% 99.4% 30-59 PD 0.1% 0.1% 0.1% 0.7% 0.5% 60-89 PD 0.0% 0.0% 0.0% 0.0% 0.0% >90 PD 0.0% 0.0% 0.0% 0.0% 0.0% Total Performing 100.0% 100.0% 100.0% 100.0% 100.0% Performing Loans - Quarterly 4Q24 1Q25 2Q25 3Q25 4Q25 Current 99.3% 99.9% 99.9% 99.8% 99.4% 30-59 PD 0.7% 0.0% 0.1% 0.1% 0.5% 60-89 PD 0.0% 0.0% 0.0% 0.0% 0.0% >90 PD 0.0% 0.0% 0.0% 0.0% 0.0% Total Performing 100.0% 100.0% 100.0% 100.0% 100.0% Performing loans comprised 99% of the Bank’s total loan portfolio as of December 31, 2025 Outside the isolated NPL, the remainder of the portfolio continues to perform as expected, with no areas of concern We continue to see ongoing strength across our markets and businesses Equipment finance transportation portfolio continues to improve and shrink CRE markets are strong Niche C&I businesses performing well and growing Credit Quality Indicators

Non-Performing Assets SINGLE BORROWER DOWNGRADE IN Q4 2025 WITH STRONG COLLATERAL POSITION For more detailed definitions of credit quality categories, see the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2025. $20.4 million of CRE loans related to a single Wisconsin-based borrower were downgraded in Q4 2025 Isolated, internal management challenges limited the client’s ability to advance raw land projects to multi-family development Land is in healthy markets and appraisals exceed carrying values; no specific reserve was recorded The reduced coverage ratio is indicative of the strong collateral positions on these loans The client’s $9 million additional outstanding loans are current, well-occupied multi-family properties

Robust Liquidity with Stable Deposit Base Stable Core Deposit Base Substantial Liquidity Source 12/31/2025 12/31/2024 Short-term investments $8,714 $128,207 Collateral value of unencumbered pledged loans 992,398 444,453 Market value of unencumbered securities 388,474 310,125 Readily accessible liquidity $1,389,586 $882,785 Fed fund lines 45,000 45,000 Excess brokered CD capacity (1) 775,851 981,463 Total liquidity $2,210,437 $1,909,248 Uninsured Deposits Collateralized Public Funds FDIC Insured 69% of deposits are insured or collateralized 1. Bank internal policy limits brokered CDs to 50% of total bank funding when combined with FHLB advances. Dollars in thousands Category 12/31/2025 12/31/2024 Uninsured deposits $1,220,177 $980,278 Collateralized public funds 68,656 6,864 FDIC insured deposits 2,091,582 2,119,998 Total deposits $3,380,415 $3,107,140 Percent insured or collateralized 66% 69%

Robust Capital Base Strong Capital Ratios (%) +16% LQ +14% YOY STRONG EARNINGS GENERATE CAPITAL FOR GROWTH 1. “Tangible Book Value Per Share" is a non‐GAAP measurement. Refer to the non-GAAP reconciliation schedule section of the Company’s Q4 earnings release.

Deliver above-average total shareholder return compared to peer median ROATCE and TBV/share are non-GAAP measurements. Refer to the non-GAAP reconciliation schedule of the Company’s Q4 earnings release for additional detail. Represents data from the 2025 employee engagement survey. Net promoter score assesses likelihood to recommend on an 11‐point scale, where detractors (scores 0‐6) are subtracted from promoters (scores 9‐10), while passives (scores 7‐8) are not considered. See appendix for additional information on the source of the net promoter score. Represents data from the 2025 survey. Goals & Progress STRATEGIC PLAN 2024-2028 Goals 2024‐2028 2024 2025 ROATCE1 ≥15% by 2028 15.4% 15.3% TBV Growth1 ≥10% per year 15.0% 13.7% Revenue Growth ≥10% per year 6.6% 9.7% Efficiency Ratio <60% by 2028 60.61% 58.78% Core Deposits to Total Funding ≥75% 71% 75% Employee Engagement & Participation2 ≥85% 86% 85% Net Promoter Score3 ≥70 70 78